  Exhibit 10.1

INVENTORY FINANCING AND SECURITY AGREEMENT

I. THE PARTIES TO THIS AGREEMENT

This Inventory Financing and Security Agreement (“Agreement”) is effective as of February 16, 2018 and is made by and among the following parties:

A.
Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey), a Utah chartered state bank (“Bank”), with a business office at 5851 Legacy Circle, Suite 200, Plano, TX 75024; and

B.
Ally Financial Inc., a Delaware corporation (“Ally”) with a business office at 5851 Legacy Circle, Suite 200, Plano, TX 75024 (together with Bank, the “Ally Parties” and Bank and Ally each being, an “Ally Party”); and

C.
RMBL Missouri, LLC, a Delaware entity, with its principal executive office currently located at 4521 Sharon Road, Suite 370, Charlotte, NC 28211 (“Dealership”).

II. THE RECITALS

The essential facts relied on by Bank, Ally and Dealership as true and complete, and giving rise to this Agreement, are as follows:

A.
From time to time, Dealership has and/or intends to acquire one or more new and used automobiles, trucks, cars, vans, chassis, buses, trailers, motor homes, recreational vehicles, towable recreational vehicles, motorcycles, all-terrain vehicles, snowmobiles, motorized carts, motor vehicles, other vehicles and/or campers (together with all accessories, accessions, additions and attachments to such vehicles, the “Vehicle(s)”) from one or more manufacturer, distributor, dealers, auctioneer, merchant, customer, broker, seller, or other supplier (“Vehicle Seller(s)”), for the principal purpose of selling or leasing them either to retail customers in the ordinary course of business or to the wholesale market through recognized third-party auctions that are approved by the Ally Parties.

B.
To enable Dealership to acquire Vehicles and hold them in inventory, Dealership wants the Ally Parties to provide Dealership with wholesale inventory floorplan finance accommodations by i) advancing the purchase price of the Vehicles directly to the Vehicle Sellers; ii) advancing funds to other third parties who are not Vehicle Sellers; or iii) by loaning money directly to Dealership for Vehicles that were previously purchased from Vehicle Sellers by Dealership (“Inventory Financing”). (Vehicles acquired with or held as a result of Inventory Financing may be referred to as “Inventory Financed Vehicles.”)

C.
Bank is willing to provide Dealership with Inventory Financing in accordance with all of the provisions of this Agreement, and so long as Dealership remains qualified and creditworthy in accordance with standards established by Bank from time to time.

D.
Ally is willing to provide Dealership with Inventory Financing in accordance with all of the provisions of this Agreement, and so long as Dealership remains qualified and creditworthy in accordance with standards established by Ally from time to time.

E.
The Inventory Financing will be governed by the terms of this Agreement. Accordingly, this Agreement sets forth the rights and duties between Bank and Dealership and between Ally and Dealership concerning Inventory Financing, including establishment of a credit line by which inventory financing advances may be made by either or both of the Ally Parties, payment of principal, interest, and other charges, the grant of security interests in collateral, and other terms and conditions. It is a composition of various alternatives available to Bank and Dealership and to Ally and Dealership, as independent commercial parties. Before execution, each party has carefully read this Agreement and each related document and has consulted with or had an opportunity to consult with an attorney.

III. THE AGREEMENT

In consideration of the premises and the mutual promises in this Agreement, which are acknowledged to be sufficient, Bank, Ally and Dealership agree to the following:

A.
Inventory Finance Accommodations.

1.
Establishment of a Committed Inventory Financing Credit Line. Subject to the terms and conditions of this Agreement,

(a)
Ally commits to provide Inventory Financing to Dealership.

(b)
Bank commits to provide Inventory Financing to Dealership.

(c)
The sum of all Inventory Financing by each Ally Party, plus any obligation of each Ally Party to make specific advances to a Vehicle Seller or other party, constitutes a single obligation of Dealership to such Ally Party. The sum of all Inventory Financing plus the sum of all obligations of both of the Ally Parties to make specific advances to Vehicle Sellers or other parties constitutes the Dealership’s “Wholesale Outstandings.”

2.
Amount of the Credit Line. As of the effective date of this Agreement, the aggregate amount of credit that may be extended by the Ally Parties pursuant to this Agreement (the “Credit Line”) is up to $25,000,000.00, subject to the restrictions contained herein. Further details about the numbers, amounts and types of Vehicles allocated under the Credit Line will be provided by the Ally Parties. Either or both of the Ally Parties may modify the amount of credit it is willing to extend under the Credit Line including the numbers, amounts, and types of Vehicles allocated under it and any such modification will not constitute an amendment to this Agreement. As such, the Credit Line, including the numbers, amounts, and types of Vehicles, is subject to change from time to time, at the discretion of either or both of the Ally Parties.

3.
Method of Providing Inventory Financing. The Credit Line must be used exclusively for Inventory Financing in any of the following ways:

(a)
Advances Directly to Vehicle Sellers. From time to time, upon notice from Dealership or Vehicle Sellers, either or both of the Ally Parties may advance money directly to Vehicle Sellers for Vehicles acquired or proposed to be acquired by Dealership as Inventory Financed Vehicles. In the case of Vehicles acquired or proposed to be acquired from Vehicle Sellers approved by each of the Ally Parties for full purchase price financing, one or more of the Ally Parties will advance the actual reasonable dealer invoice amount or purchase price for each Vehicle sold, shipped or designated for shipment by such Vehicle Seller to Dealership. For any other Vehicles, the Ally Parties will determine from time to time the amount that will be advanced to Vehicle Sellers for the Vehicles, which ordinarily will be a certain fixed percentage of the fair market wholesale value. The Ally Parties will make payment in accordance with and in reliance on any invoice, draft, debit, contract, advice or other communication received by the Ally Parties from the Vehicle Seller. The Ally Parties are not required to verify the order or shipment of any Vehicle for which it pays a Vehicle Seller and are not responsible for any nonconformity of the Vehicle, delivery, or transaction between Dealership and a Vehicle Seller. If requested, Dealership will promptly provide invoices, bills of sale, title other transaction documents pertaining to such Vehicles. Any change to the amount or percentage that the Ally Parties will advance or the Ally Parties’ source for determining the fair market wholesale value of a Vehicle will not constitute an amendment to this Agreement.

(b)
Advances Directly to or on behalf of Dealership. From time to time, either or both of the Ally Parties may advance money directly to Dealership or to other third parties who are not Vehicle Sellers on behalf of Dealership to finance Vehicles then owned or proposed to be acquired by Dealership. The Ally Parties will determine from time to time the amount that will be advanced to or on behalf of Dealership for the Vehicles, which ordinarily will be a certain fixed percentage of the fair market wholesale value of the Vehicles. Any change to the amount or percentage that the Ally Parties will advance or the source used by the Ally Parties in determining the fair market wholesale value of the Vehicles will not constitute an amendment to this Agreement. Upon request by either or both of the Ally Parties, Dealership must provide the Ally Parties with satisfactory evidence of the value, ownership, and title status of the Vehicle(s), including the manufacturer’s certificate of origin or title certificate, invoice or bill of sale, and the shipping receipt, bill of lading, and the like.

4.
Evidence of Inventory Financing. The Ally Parties will maintain on their books and records in accordance with their usual practices, one or more accounts detailing the Inventory Financing, Wholesale Outstandings, and all Interest, Principal Reductions, Other Charges and any other related fees, costs, expenses, and payments owed by Dealership. From time to time, ordinarily monthly, the Ally Parties will furnish Dealership with statements of its account information (“Wholesale Billing Statement”). If only one Wholesale Billing Statement is provided by the Ally Parties, the Wholesale Billing Statement will indicate (by account number or otherwise) the Inventory Financing provided by each of the Ally Parties. Unless Dealership advises the Ally Parties in writing of any discrepancy on the Wholesale Billing Statement within ten (10) calendar days of receipt, and absent manifest error, the Wholesale Billing Statement will be deemed acknowledged and agreed to by Dealership and conclusive proof of Dealership’s actual obligation to each of the Ally Parties as of the date of the Wholesale Billing Statement last received by Dealership.

5.
Credit Line Terms Discretionary. Except as otherwise expressly stated in this Agreement, either or both of the Ally Parties may modify the terms, conditions, provisions, documentation, and administration of the Credit Line, in their sole, absolute discretion. Neither of the Ally Parties has any obligation whatsoever, under this Agreement or otherwise, to provide Inventory Financing to Dealership under any circumstance. Each Ally Party’s decision to provide Inventory Financing to Dealership is solely within such party’s exclusive judgment and discretion. Bank and/or Ally may refuse to provide Inventory Financing to Dealership, may limit the purpose or purposes for which the proceeds of any Inventory Financing may be used, and may limit the aggregate amount of Inventory Financing, or the amount of a single Inventory Financing advance, for any or no reason, with or without cause. Bank and/or Ally may, but are not required to, suspend any and all Inventory Financing accommodations to Dealership, regardless of the actual amount of the Wholesale Outstandings. Suspension may occur without any advance notice to or demand upon Dealership or Default (as defined in Section III.H below) of Dealership under this Agreement. Any suspension is prospective only and will not affect the Inventory Financing previously provided to Dealership or for which either or both of the Ally Parties is obligated to provide to a Vehicle Seller. If practical, the suspending Ally Party will provide notice to Dealership of any suspension and reinstatement, but the failure to do so does not vitiate the suspension or reinstatement.

6.
Other Financing Accommodations. Upon Dealership’s request, either or both of the Ally Parties may provide other forms of finance and / or credit accommodations which arise out of or relate to the business operations of Dealership and / or any of its owners, officers, or affiliates, including, without limitation, the discount purchase of retail installment sale and lease agreements, working capital, revolving credit, equipment, and realty loans (such accommodations from either of the Ally Parties being, the “Other Financing Accommodations”). Except as otherwise expressly stated in this Agreement or in any other written agreements between such Ally Party and Dealership, the availability, amount, terms, conditions, provisions, continuation, documentation, and administration of Other Financing Accommodations are separate and distinct from the Inventory Financing under this Agreement and may be provided, if at all, only according to the terms and conditions of the written agreement between such Ally Party and Dealership.

B.
Interest, Principal Reductions, Late Charges, Costs, Expenses and Other Charges and Fees.

1.
Interest Accrual, Rate, and Method of Calculation.

(a)
Wholesale Outstandings owed to the Ally Parties will bear interest on and from the day after each advance or loan through the date of repayment in full. Interest will be at a per annum rate designated from time to time by each of the Ally Parties and will be determined using a 365/360 simple interest method of calculation, unless expressly prohibited by law (“Interest”). Ally and Bank may designate and charge different rates of Interest and different rates of Interest may also be designated and charged by each of the Ally Parties for different categories of Inventory Financing (e.g., new vs. used Vehicles).

(b)
The rate(s) of Interest set forth in the Wholesale Billing Statement will constitute the current effective Interest rate(s) between Dealership and each of the Ally Parties and will continue in force unless Dealership is notified to the contrary. In the event one or both of the Ally Parties notifies Dealership of a change in the interest rate(s) charged by such Ally Party(ies), the change in the Interest rate(s) will not be effective if, within ten (10) calendar days of delivery of notice of the change, Dealership terminates this Agreement with such Ally Party(ies) and pays such Ally Party(ies) in full the amount of Wholesale Outstandings owed to such Ally Party(ies), together with Interest calculated at the prior rate(s), along with all other amounts owed under this Agreement (including, but not limited to those late charges, costs, expenses and Other Charges described in Subsections III.B.4-6 below), and any other payment obligations due to such Ally Party(ies). Notification of a change in the interest rate charged by either or both of the Ally Parties will not constitute an amendment to this Agreement. Any adjustment, credit, set-off, or reduction in the rate(s) or amount of Interest will be set forth in the Wholesale Billing Statement.

2.
Maximum Interest. In no event will Interest owed to either or both of the Ally Parties under this Agreement exceed the maximum rate of interest allowed by law in effect at the time it is assessed. Each of the Ally Parties and Dealership intend to faithfully comply with applicable usury laws, and this Agreement is to be construed in accordance with this intent. If circumstances cause the actual or imputed interest contracted for, charged, or received by either or both of the Ally Parties to be in excess of the maximum rate of interest allowed by law, Dealership must promptly notify the affected Ally Party(ies) of the circumstance, and such Ally Party(ies) will either, at their sole discretion, refund to Dealership, or credit the Wholesale Outstandings owed by Dealership to such Ally Party(ies), with so much of the imputed interest as will reduce the effective rate of interest to an amount one-tenth of one per cent (0.10%) per annum less than the maximum rate of interest allowed by law for the applicable period.

3.
Principal Reductions. From time to time, one or both of the Ally Parties may require Dealership to repay a portion of the principal amount as designated by such Ally Party(ies) pertaining to one or more Vehicles for which such Ally Party(ies) provide Inventory Financing (“Principal Reductions”). Principal Reductions will be assessed, ordinarily monthly, based upon:

(a)
usage of the Vehicle by Dealership as a Demonstrator or Shop Rental (each as defined in Subsection III.E.4 below);

(b)
the passage of time; or

(c)
decline in value due to market conditions, uninsured damage, or other factors.

Principal Reductions may be billed to Dealership and will reduce the amount of the Wholesale Outstandings when paid by Dealership. Any change in the Principal Reductions required by either or both of the Ally Parties will not constitute an amendment to this Agreement.

4.
Late Charge. Unless prohibited by law, each of the Ally Parties may assess a late charge of up to five percent (5%) of any amount owed to such Ally Party(ies) that is not paid when due and payable (“Late Charge”). The Late Charge is in addition to Interest.

5.
Costs, Expenses, Fees. Unless prohibited by law, Dealership must pay all expenses and reimburse each of the Ally Parties for any cost, expense, or other expenditures, including reasonable attorney fees and legal expenses; amounts expended by the Ally Parties on behalf of Dealership; collection and bankruptcy costs, fees and expenses; and all other amounts incurred by each of the Ally Parties in the enforcement of any right or remedy, collection of any Obligation (as defined in subsection III.D.2 below), or defense of any claim or action in respect of this Agreement.

6.
Other Charges and Fees. The Ally Parties may assess and Dealership will pay charges in connection with Inventory Financing, including, by way of example, transaction, processing, audit, collateral monitoring, non-compliance, over-age, returned item, or other administrative fees and expenses in connection with Inventory Financing (“Other Charges”). Provided no Default has occurred, the Ally Parties will provide advance notice of at least 30 calendar days of new charges or changes to existing charges.

C.
Payments by Dealership.

1.
Permissive Principal Payments. Except as otherwise expressly stated in this Agreement, Dealership may pay to the Ally Parties some or all of the Wholesale Outstandings and any other payment obligations at any time before they are due and payable without premium or penalty.

2.
Required Payments. Dealership must fully, promptly, and faithfully pay to the Ally Parties the Wholesale Outstandings, Interest, Principal Reductions, Late Charges, Other Charges, costs, expenses, fees and any other payment obligations due under this Agreement, as follows:

(a)
the principal amount of the advance or loan by the Ally Parties for each Inventory Financed Vehicle as and when such Vehicle is sold, leased, consigned, gifted, exchanged, transferred, otherwise disposed of, registered, placed into service, or no longer in the possession of the Dealership, or if it is otherwise lost, stolen, confiscated, missing, or otherwise not received, or if it is damaged or destroyed, except if payment is due in accordance with the Delayed Payment Privilege (as defined in Subsection III.E.6 below);

(b)
the total amount specified in the Wholesale Billing Statement or other billing statements for Interest, Principal Reductions, Late Charges, Other Charges, costs, expenses, fees and any other payment obligations, immediately upon receipt from the Ally Parties; and

(c)
in any event, on demand by either or both of the Ally Parties, except that absent Default (as defined in Section III.H below), Dealership is permitted sixty (60) calendar days to pay in full after demand is made.

3.
Method of Payment. All payments must be made by Dealership to the Ally Parties in good funds by one or more of the following methods: (i) draft, check, or other negotiable instrument, (ii) wire transfer, electronic fund transfer, automated clearing house transfer, or other electronic means, or (iii) chattel paper assigned to one of the Ally Parties that is acceptable to such Ally Party in its sole discretion. Upon request by either or both of the Ally Parties, Dealership must make all payments to such Ally Party(ies) in immediately available funds, certified check, bank check, and the like. Dealership must remit all payments owed to Ally and Bank under this Agreement to Ally at the local business office set forth in Section I.A above, or any other place as each of the Ally Parties designates from time to time.

4.
“Full” Payment Defined. The requirement for making payments “fully” as set forth in this Agreement means that the required payment amount must be actually remitted to and received by the Ally Parties in whole, without setoff, recoupment, or netting of any other amounts which are or may be due Dealership by either of the Ally Parties or any affiliate of either of the Ally Parties. This does not include funds actually received by the Ally Parties from or on behalf of Dealership for specific application to a required payment by way of:

(a)
subvention, discount, subsidy, support, or supplementation from a Vehicle Seller; or

(b)
credit, rebate, bonus, debit, disbursement, or other payment from either of the Ally Parties or any other person for the purchase of chattel paper, distribution from finance reserve accounts, application of account balances, and the like.

Absent payment actually being remitted by Dealership to the Ally Parties, payment is not “fully” made because either or both of the Ally Parties have:

(a)
a right of setoff, recoupment, and the like;

(b)
a Security Interest in or an assignment of Collateral (each as defined in Section III.D below), or the proceeds thereof; or

(c)
a direct or indirect claim against a Vehicle Seller, surety, guarantor, or any other person.

Dealership’s obligation to pay each of the Ally Parties as set forth in this Agreement is independent of any other rights that Dealership or either of the Ally Parties may have to effect payment from other sources and persons, and neither of the Ally Parties has any duty to undertake the enforcement of any other rights.

5.
“Prompt” Payment Defined. The requirement for making payments “promptly” as set forth in this Agreement means that the required payment amount must be tendered to the Ally Parties immediately after the event causing the payment to become due and payable (e.g., demand by either or both of the Ally Parties, sale of a Vehicle by Dealership, the Dealership no longer having possession of a Vehicle, and the like). In their sole discretion, either or both of the Ally Parties may permit more time between the event and payment due date to take into account factors such as delays in the administration, processing, and delivery of the payments (“Release Period”). The Release Period is available only for payments required under Subsection III.C.2(a) above. The existence, duration, terms, and continuation of the Release Period are subject to change from time to time by each of the Ally Parties. Changes in the Release Period by the Ally Parties do not constitute amendments of this Agreement.

6.
“Sold” Defined. “Sold” as set forth in this Agreement means the delivery or transfer of ownership, title or interest in the property by Dealership to a third party.

7.
Source and Application of Payment. The source of all payments due under this Agreement is presumptively deemed to be Collateral (as defined in Subsection III.D.1, below). Absent Default (as defined in Subsection III.H below), the Ally Parties will apply payments pursuant to Dealership’s instructions. Absent instruction from Dealership or in the event of Default, the Ally Parties may apply payments to any obligation due and owing by Dealership under this Agreement or under Other Financing Accommodations. A payment is not final to the extent of any defeasance of it by application of law. Payment made by check, draft, or other instrument will be deemed made by Dealership not later than one (1) business day after the instrument is accepted by the payor bank. Except as otherwise provided in any SmartCash Agreement between Dealership and either or both of the Ally Parties, payments made by wire transfer, electronic fund transfer, automated clearing house transfer, and other electronic means will be deemed made by Dealership upon posting of such payment by the Ally Parties.

D.
The Ally Parties’ Security Interests.

1.
Grant of Security Interest. Dealership hereby grants to each of Bank and Ally a continuing security interest in and a collateral assignment of (“Security Interest”) all of the following described property in which Dealership has or may have any rights, wherever located, whether now existing or hereafter arising or acquired and any and all accessions, additions, attachments, replacements, substitutions, returns, profits, and proceeds in whatever form or type, of any of the property (“Collateral”):

all Vehicles, including but not limited to those for which either of the Ally Parties provides Inventory Financing; other inventory; equipment; fixtures; accounts, including factory open accounts of Dealership; deposit and other accounts with banks and other financial institutions; cash and cash equivalents; general intangibles; all documents; instruments; investment property; and chattel paper.

2.
The Obligations Secured. The Collateral secures payment and performance of all debts, obligations, and duties of Dealership to Bank and Ally of every kind and description, now existing or hereafter arising under this Agreement, Other Financing Accommodations, or otherwise, whether primary or secondary, absolute or contingent, due or to become due, direct or indirect, presently contemplated or not contemplated by Bank, Ally or Dealership, or otherwise designated by the parties as secured or unsecured (“Obligations”).

3.
Status of Collateral. The Collateral is held by Dealership in trust for each of the Ally Parties. The Collateral must be and remain free from all taxes, confiscations, assessments, forfeitures, loss, destruction, impairment, liens, security interests, pledges, claims, and encumbrances except for:

(a)
the Security Interest arising under this Agreement or other agreement in favor of the Ally Parties or their affiliates;

(b)
purchase money security interests in non-Vehicle Collateral; and

(c)
other security interests to which each of the Ally Parties specifically consents in writing.

The grant of the Security Interest and the execution of any document, instrument, promissory note, or the like, in connection with it or the Obligations do not constitute payment or performance of any of the Obligations, except to the extent of actual, indefeasible payment of the Obligations from the realization by Dealership or the Ally Parties of the Collateral or otherwise. The Security Interest continues to the full extent provided in this Agreement until all Obligations are fully and indefeasibly paid and performed, even after this Agreement is terminated by Bank, Ally and/or Dealership or if the Credit Line is from time to time modified, suspended, or terminated and reestablished.

4.
Perfection of Security Interest. The Ally Parties may each file financing statements, mark chattel paper, notify account debtors, note liens on documents of title, and the like, in order to establish, confirm, and maintain a perfected Security Interest in the Collateral. Dealership will execute and deliver any documents necessary and appropriate for these purposes and otherwise irrevocably appoints each of the Ally Parties to do so. Each of the Ally Parties may require Dealership to pay any fee, cost, tax, or assessment required by any government entity to perfect and / or maintain each of the Ally Parties’ Security Interest in the Collateral. All financing statements previously filed by either or both of the Ally Parties are hereby ratified and authorized by Dealership as of the date of filing.

5.
Protection of Security Interest. Unless expressly prohibited by law, upon either of the Ally Parties’ request, Dealership must immediately:

(a)
turn over to Ally or some other party designated by the Ally Parties custody or control of all manufacturer’s certificates of origin, certificates of title, documents of title, bills of sale, invoices, and other records or instruments of ownership by Dealership pertaining to the Vehicles;

(b)
establish and maintain an account, separate from other Dealership accounts, at a federally insured financial institution with which Dealership and/or its affiliates have had no business or lending relationship for a minimum of six (6) months before setting up the account, into which cash, instruments, and other proceeds of Collateral are to be deposited and segregated from other funds of Dealership;

(c)
protect and defend the Collateral against the claims and demands of all other persons, including, but not limited to obtaining waivers from landlords, depository institutions and other parties which have access to or control over the Ally Parties’ Collateral or proceeds of the Ally Parties’ Collateral; and

(d)
permit representative(s) of each of the Ally Parties to, and ensure that such representatives have all necessary permission, access and authority to, monitor, audit and inspect Collateral by taking one or more of the following actions:

(i.)
to enter any locations where Dealership conducts business or maintains Collateral, and to remain on the premises for such time as such Ally Party(ies) may deem desirable;

(ii.)
to take possession and control over certificates of origin, title, and keys with respect to each Vehicle comprising Dealership’s inventory or equipment;

(iii.)
to take constructive or actual possession and control over all documents, books, records, papers, accounts, chattel paper, electronic chattel paper, instruments, promissory notes, general intangibles, payment intangibles, supporting obligations, contract rights, software, or any similar types of tangible or intangible property relating to or comprising the Collateral;

(iv.)
to receive payment of all Collateral proceeds; and

(v.)
to take whatever additional actions as either or both of the Ally Parties may deem necessary or desirable to protect and preserve the Collateral, and to carry out, and to protect and preserve each of the Ally Parties’ security rights and remedies.

6.
Offset. In addition to the Security Interest, Bank has an absolute and continuing right of offset, recoupment, netting-out, and any other legal or equitable right to credit those assets of Dealership in the possession or control of Bank against any Obligations of Dealership to Bank, whether then matured, liquidated, or due. Ally has an absolute and continuing right of offset, recoupment, netting-out, and any other legal or equitable right to credit those assets of Dealership in the possession or control of Ally against any Obligations of Dealership to Ally, whether then matured, liquidated, or due.

7.
Assignment of Accounts Due or to Become Due. Dealership assigns to each of Bank and Ally accounts which are due or to become due to Dealership from any account debtors or other payment obligors (including banks and other depositories) of Dealership (such parties being “Account Debtors”). Dealership hereby authorizes and empowers each of Bank and Ally to demand, collect and receive from Account Debtors, and give such parties binding receipts for, all sums due and/or to become due and, in Dealership’s name or otherwise, to prosecute suits therefor. With or without a default, each of the Ally Parties may, at any time notify Dealership’s Account Debtors to make payment directly to the Ally Parties of amounts in which the Ally Parties have a security interest. Dealership unconditionally and irrevocably authorizes and instructs each of its Account Debtors to make payment directly to the Ally Parties as instructed, and authorizes Account Debtors to rely on a copy of this Agreement as evidence of the authorization and instruction. The Ally Parties will account to Dealership for all sums received pursuant to this assignment and applied in the manner described in Subsection III.C.7 above. This assignment is irrevocable without the prior written consent of each of the Ally Parties and is provided as additional security for and not as payment of obligations now or hereafter arising to the Ally Parties. Dealership hereby appoints each Bank and Ally as its agent and attorney-in-fact for the sole purpose of executing or endorsing, on Dealership’s behalf, any document, check or other instrument necessary to cause payment of sums assigned hereunder, or to perfect Bank’s and/or Ally’s security interest in the aforesaid accounts and payment intangibles.

8.
Direct Collection of Collateral. With or without a default, Dealership hereby authorizes and empowers each of Bank and Ally to take immediate possession of the Collateral from any person then in possession of Collateral, and to give such person(s) binding receipts for such Collateral in Dealership’s name. Dealership unconditionally and irrevocably authorizes and instructs any person in possession of Collateral at any time to turn Collateral over to the Ally Parties as instructed, and authorizes all such persons to rely on a copy of this Agreement as evidence of the authorization and instruction. The Ally Parties will account to Dealership for all Collateral received pursuant to this assignment. This authorization is irrevocable without the prior written consent of each of the Ally Parties and is provided as additional security for and not as payment of obligations now or hereafter arising to the Ally Parties. Dealership hereby appoints each Bank and Ally as its agent and attorney-in-fact for the sole purpose of executing or endorsing, on Dealership’s behalf, any document, check or other instrument necessary to cause any person in possession of Collateral to turn such Collateral over to the Ally Parties.

E.
Dealership’s Handling of Vehicles.

1.
Ownership and Taxes. Dealership will have and maintain absolute title to and ownership of each Vehicle, subject to each Ally Party’s respective Security Interest in the Vehicle. Dealership will pay all taxes and assessments at any time levied on any Vehicle as and when they become due and payable.

2.
Location. Dealership will keep all Vehicles financed by the Ally Parties at Dealership’s customary retail business location(s), at warehouse locations owned, leased or otherwise controlled by Dealership, or at locations specifically approved in writing by the Ally Parties (after written request by Dealership), and will not remove them from those locations, except:

(a)
for temporary relocation for repair, restoration, governmental inspection, and the like;

(b)
to the extent authorized by each of the Ally Parties in writing, as consistent with the usage of the Vehicle as a Demonstrator or Shop Rental (each as defined in Subsection III.E.4 below);

(c)
to the extent authorized by each of the Ally Parties in writing, for bailment to another person for upfitting, completion, upgrading, modification, and the like; or

(d)
to the extent authorized by each of the Ally Parties in writing, for storage or display at a temporary location.

3.
Condition. Dealership will keep Vehicles in good operating condition and repair, in good and marketable condition and will not alter or substantially modify any of them, except as otherwise contemplated in Subsection III.E.2(c) above. Dealership will keep new Vehicles brand new, unused, and undamaged and will keep used Vehicles substantially in the same or better condition as when first acquired by Dealership, except for changes resulting from incidental use or depreciation or as otherwise contemplated in Subsection III.E.4 below.

4.
Usage. Dealership will not use Vehicles illegally or improperly. Dealership will hold and consider them as inventory only for storage, exhibition, sale or, in the case of Vehicles other than “Recreational Vehicles,” lease to retail customers in the ordinary course of business (for purposes of this Agreement, towable recreational vehicles, motor homes, trailers, campers and other Vehicles that the Ally Parties in their sole discretion deem to be recreational vehicles are defined as “Recreational Vehicles”), except as follows:

(a)
Demonstrators. From time to time, after receiving prior written authorization from the Ally Parties, Dealership may use one or more Vehicles for demonstration and promotional purposes (“Demonstrator”), pursuant to the following additional terms and conditions:

(i.)
Dealership may permit a potential customer to use and examine any Vehicle for the purpose of inspecting, test-driving, and considering the purchase or lease of a Vehicle.

(ii.)
Upon approval by each of the Ally Parties, Dealership may provide a Vehicle to a person whose use of it will directly or indirectly promote the Dealership’s business including:

●
owners or employees of the Dealership;
●
service customers, provided the Vehicle is for local use, short duration, and no fee is assessed;
●
special persons associated with, but not employed by, Dealership (e.g., family, professionals, athletes); and
●
a school board or accredited educational institution for use in driver education classes; provided, however, that Recreational Vehicles are not permitted for such use.

(iii.)
Dealership must provide each of the Ally Parties with the following information as to any Vehicle used as a Demonstrator:

●
vehicle identification number;
●
date that Vehicle is placed in service as a Demonstrator;

●
date that Vehicle is removed from service as a Demonstrator;
●
whether Vehicle is used in a driver education training program; and
●
any additional information or documents that either or both of the Ally Parties may request from time to time.

(iv.)
Upon either or both of the Ally Parties’ request, Demonstrators are subject to:

●
a term of no more than twelve months;
●
inspection by each of the Ally Parties (including all related documents);
●
reductions in principal balance in an amount determined by such Ally Party(ies);
●
removal from service as a Demonstrator; and
●
any other limitation imposed by either or both of the Ally Parties from time to time.

(v.)
Dealership must obtain and maintain adequate types and levels of insurance coverage for vehicles used as Demonstrators.

(b)
Shop Rentals. From time to time, after receiving prior written authorization from the Ally Parties, Dealership may use one or more Vehicles for short term rental to customers (“Shop Rental”), pursuant to the following additional terms and conditions:

(i.)
Dealership must request permission from each of the Ally Parties to make the designation and use of the Vehicle as a Shop Rental. The request must be made in advance on a form provided by the Ally Parties for this purpose and include a detailed description of the Vehicle proposed for designation as a Shop Rental, including:

●
Vehicle information: vehicle identification number; new or used status; stock number;
●
Shop Rental service information: term of service; effective date of service period;
●
Vehicle financing information: amount financed; monthly amortization; first payment due date; balloon payment; and
●
any additional information or document that either or both of the Ally Parties may request from time to time.

(ii.)
The Ally Parties may approve or deny the request for a Shop Rental and may rescind any approval previously granted. Any approval must be in writing.

(iii.)
The Shop Rental must be confined to a customer of Dealership who is in need of a temporary replacement motor vehicle:

●
while the customer’s vehicle is being repaired by Dealership;
●
for a thirty (30) day period following theft of the customer’s motor vehicle; or
●
pending delivery of a new motor vehicle to customer pursuant to a bona fide order with Dealership.

(iv.)
Unless changed by either or both of the Ally Parties in their sole discretion, Dealership must make monthly principal reduction payments in the amount designated from time to time by the such Ally Party(ies) for the Shop Rental plus monthly interest or other service charges established by each of the Ally Parties from time to time.

(v.)
A Vehicle may not be used as a Shop Rental for a term longer than the term specified in the written approval provided by the Ally Parties, unless each of the Ally Parties consents in writing to a longer period.

(vi.)
Dealership must maintain adequate levels of insurance coverage on the Shop Rental, including comprehensive and collision coverage insuring each of the Ally Parties and Dealership (as their interests may appear), and liability insurance coverage insuring Dealership and the Shop Rental user in an amount equal to or greater than: (a) the minimum amount required by the Ally Parties; and (b) the minimum required by law.

(vii.)
Dealership must immediately notify each of the Ally Parties whenever a Shop Rental ceases to be used in this way by reason of its sale, lease, re-designation by either or both of the Ally Parties or Dealership, or otherwise.

(viii.)
All other terms and conditions of this Agreement will apply to a Shop Rental.

5.
Inspection. Without any advance notice to Dealership, each of the Ally Parties may at all times have access to, examine, audit, appraise, verify, protect, or otherwise inspect all Vehicles financed by either of the Ally Parties or otherwise located at a location formally approved by the Ally Parties as frequently as each of the Ally Parties elects. With reasonable advance notice to Dealership, each of the Ally Parties may have access to, examine, audit, appraise, verify, protect, or otherwise inspect Vehicles not financed by either of the Ally Parties and not located at a location formally approved by the Ally Parties. In either case, the inspection may include examination and copying of all documents, titles, certificates of origin, invoices, instruments, chattel paper, computer records, bank statements, and all other books and records of the Dealership of or pertaining to the Vehicles or to determine compliance with this Agreement. Bank and Ally each have Dealership’s continuing consent to enter the Dealership’s premises to carry out inspections. If Vehicles are located anywhere other than Dealership’s premises, Dealership must ensure that Bank and Ally each have continuing consent to enter the premises to carry out inspections. In connection with the inspection, the Ally Parties may be assisted by, cooperate with, or discuss the financial and business affairs of Dealership with any of the officers, owners, employees, sureties, creditors, or agents of Dealership, or with any person who appears to have authority over the premises where Vehicles are located. Each of the Ally Parties may contact Dealership’s customers to verify certain information material to the possession, acquisition, sale, or lease of any Vehicle.

6.
Disposition. Dealership will not sell, lease, transfer, or otherwise dispose of any Vehicle, except to retail customers in the ordinary course of business or to the wholesale market through recognized third-party auctions that are approved by the Ally Parties; provided, however, if full payment to Dealership by a customer to whom more than one Vehicle (and such Vehicles are not Recreational Vehicles) is sold per individual transaction (“Delayed Payment Customer”) is not made to the Dealership as and when the Vehicles are delivered to the Delayed Payment Customer (“Delayed Payment Vehicles”), then Dealership is expressly prohibited and has no authority to dispose of the Delayed Payment Vehicles, except pursuant to the following additional terms and conditions (the “Delayed Payment Privilege”):

(a)
From time to time, Dealership may request both of the Ally Parties’ approval to sell, transfer, or otherwise dispose of Delayed Payment Vehicles pursuant to the Delayed Payment Privilege by completing the applicable form provided by the Ally Parties. The Ally Parties may approve or deny the request or may rescind a previously granted approval. Any approval must be in writing and is limited, in each instance, to the express terms and conditions of the approval, which terms and conditions may include one or more of the following:

(i.)
continuation in full force and effect via acknowledgment, consent or otherwise of the Delayed Payment Customer or other party having an interest in the Delayed Payment Vehicles, of each of the Ally Parties’ first priority perfected security interest in the Delayed Payment Vehicles until payment is made directly to Ally or jointly to Dealership and Ally;

(ii.)
direct assignment to each of the Ally Parties by Dealership of the purchase price owed to Dealership and notice of the assignment and demand for payment to the Delayed Payment Customer or other party having an interest in the Delayed Payment Vehicles;

(iii.)
establishment of additional credit enhancements in the form of restricted cash deposits, funds held pursuant to credit balance agreements, letters of credit, and the like; and

(iv.)
assignment of loan proceeds payable by the financing source to the Delayed Payment Customer.

(b)
Dealership must pay the Ally Parties the principal amount of the advance or loan for the Delayed Payment Vehicles upon the earlier of Dealership’s receipt of the purchase price owed by the customer or the date specified by the Ally Parties in their approval of the Delayed Payment Privilege. Dealership’s obligation to pay each of the Ally Parties is absolute, unconditional, and primary, notwithstanding the Ally Parties’ approval of the Delayed Payment Privilege, or the specific terms of the approval. Each of the Ally Parties may, but has no duty to, examine, review, or consider the creditworthiness of any proposed Delayed Payment Customer, and any action by either or both of the Ally Parties is for such Ally Party’s(ies’) sole and exclusive use, purpose, and benefit even if information developed by one or both of the Ally Parties is provided to Dealership.

(c)
Recreational Vehicles are not permitted to be sold pursuant to the Delayed Payment Privilege and will only be sold to individual customers in the ordinary course of business.

7.
Report of Damage, Loss. Dealership will notify each of the Ally Parties upon any occurrence in which a Vehicle is damaged, destroyed, lost, stolen, or missing. Dealership must use reasonable means to diligently repair and restore such Vehicle to its original condition, replace, or locate any of these Vehicles, and keep the Ally Parties apprised of these efforts.

8.
Risks. Neither of the Ally Parties has any risk or responsibility concerning the ownership, location, condition, usage, inspection, or disposition of any Vehicle or other Collateral whether or not permitted by this Agreement, including fire, theft, vandalism, mischief, collision, acts of terrorism, acts of God, property damage, personal injury, public liability, and the like (“Risks”). Dealership bears and assumes the Risks, unless imposed by law on another person and except to the extent of any insurance proceeds actually received by the Ally Parties. Dealership will indemnify and hold harmless Bank and Ally against all Risks, including injury and damage to persons, property, or Collateral caused by any of these Risks.

9.
Insurance. Except to the extent that both of the Ally Parties obtain insurance for themselves on one or more of the Risks, Dealership must acquire and maintain one or more policies of insurance on losses which may arise as a consequence of the Risks on any of the Vehicles or, as requested by either or both of the Ally Parties, on other Collateral. The amounts, deductibles, provider, term, cancellation rights, and types of insurance are subject to approval by each of the Ally Parties, on which each of the Ally Parties must be named as a loss payee, as each of their interests may appear. Dealership must provide each of the Ally Parties with one or more certificates of insurance evidencing compliance with this Subsection III.E.9.

F.
Representations and Warranties of Dealership. Dealership represents and warrants to each of the Ally Parties the accuracy and completeness of each of the following statements as of the effective date of this Agreement. Dealership will immediately notify each of the Ally Parties of any known or expected material change to any of these statements. Otherwise, they are deemed as continuing and reaffirmed each time either of the Ally Parties provides Inventory Financing to Dealership.

1.
Dealership Existence. Dealership is duly formed, constituted, and is in good standing in the jurisdiction in which it is located, as “location” is determined under Article 9 of the Uniform Commercial Code, as amended from time to time. Dealership has all government and other permits, licenses, authorizations, and approvals necessary to do business lawfully in the jurisdiction in which any of its business operations are located.

2.
Dealership Franchise. Dealership has executed, operates, and is in good standing under all contracts, franchise agreements, dealer sales and service agreements, and the like, if any, provided by Vehicle Sellers which manufacture or distribute new Vehicles.

3.
Dealership Authorization. Dealership is authorized and empowered to execute and deliver this Agreement and to do all things necessary and appropriate to fulfill and implement the terms and conditions of it.

4.
Legal Compliance. Dealership is in compliance with all federal, state, and local laws, regulations, and ordinances.

5.
Financial Condition. Information on the financial condition of Dealership which has or may be submitted to either or both of the Ally Parties, either directly or indirectly (e.g., through a Vehicle Seller), by Dealership or an agent of Dealership (e.g., accountant), fairly presents the financial condition of Dealership in accordance with generally accepted accounting principles applied on a consistent basis.

6.
Relationship of Ally Parties and Dealership. The relationship between each of the Ally Parties and Dealership is one of creditor and debtor, respectively, based upon this Agreement and/or Other Financing Accommodations. There is no fiduciary, trust, representative, confidential, partnership, or other special relationship between either of the Ally Parties and Dealership. The Ally Parties do not have and will not have any investment in Dealership, whether equity or otherwise. Dealership is not a counselor, advisor, agent or legal or other representative of Bank or Ally. Neither Bank nor Ally is a counselor, advisor, agent, or legal or other representative of the Dealership, except for the limited power of attorney expressly described in Subsections III.D.4 and 7 above and Subsections III.J.10 and III.K.18 below, and each of them recognizes the ability, importance, and freedom to consult with any accountants, attorneys, agents, advisors, and business consultants of their choice in connection with the review, execution, and administration of this Agreement. Neither of the Ally Parties controls, supervises, or manages Dealership.

7.
Relationship with Vehicle Sellers. The Ally Parties do not represent the interests of any Vehicle Seller. The relationships of each of the Ally Parties and Dealership to any Vehicle Seller are separate and distinct from one another. Neither of the Ally Parties is under the control of any Vehicle Seller, despite any business, consultative, investment, ownership, legal, or other relationship either of the Ally Parties may have with one or more Vehicle Seller. Nothing in this Agreement obligates Dealership to obtain Inventory Financing from the Ally Parties based on any relationship that either of the Ally Parties may have with one or more Vehicle Sellers.

G.
Additional Promises of Dealership. Dealership will:

1.
Provide each of the Ally Parties with accurate and complete information, data, books, records, documentation, and the like, concerning:

(a)
all financial and business matters of Dealership, upon request by either or both of the Ally Parties;

(b)
all proposed or actual changes of any nature concerning the Dealership or its assets, including the Dealership’s name, address, tax status, entity, structure, capitalization, indebtedness, solvency, ownership, management, and the like, immediately upon any change;

(c)
all financial and other reports made and information provided to any Vehicle Sellers and will allow each of the Ally Parties direct access to all such reports and information, and upon request by either or both of the Ally Parties, provide copies of such reports and information; and

(d)
any notice relating to any franchise or dealer sales and service agreement, and any related materials, sent by or received from any Vehicle Sellers which manufacture or distribute new Vehicles to Dealership.

2.
Provide audited financial statements within the time period provided by such requesting Ally Party(ies), upon request by either or both of the Ally Parties.

3.
Arrange for each of the Ally Parties to obtain and maintain a continuing and absolute guaranty of payment, limited or unlimited as determined by each of the Ally Parties, of all amounts owed under or in connection with this Agreement from persons identified by one or both of the Ally Parties from time to time.

4.
At all times, remain in good standing under, and have not received or sent notice of termination of, any contracts, franchise agreements, dealer sales and service agreements, and the like, if any, provided by Vehicles Sellers which manufacture or distribute new Vehicles to Dealership.

H.
Default by Dealership. An occurrence of any one or more of the following events constitutes a default under this Agreement (“Default”):

1.
Failure of Dealership to pay when due the full amount owing to either of the Ally Parties under Section III.B and C above;

2.
The breach of, or the failure of Dealership to fully comply with or duly perform, any term, condition, or promise of this Agreement, any other Obligation or any Other Financing Accommodation, provided, however, that Dealership shall not be deemed to be in Default under this paragraph unless the Ally Parties shall have provided written notice of the violation and an opportunity of not less than 5 days for the Dealership to cure the violation;

3.
Any representation, statement, or warranty made by Dealership to either of the Ally Parties in this Agreement or otherwise, which was false or materially misleading when made; and/or

4.
The inability of Dealership to pay debts as they mature, or any proceeding in bankruptcy, insolvency, or receivership, instituted by or against Dealership, Dealership’s property or any guarantor of any of Dealership’s obligations to either or both of the Ally Parties.

I.
Waiver and Modification of Certain Important Rights. Unless and only to the extent not expressly prohibited by law, Dealership, Bank and Ally expressly and affirmatively waive and modify certain very important rights, as follows:

1.
Claims. Any and all claims, causes of action, suits, rights, remedies, disputes, complaints, defenses, and counterclaims between either or both of the Ally Parties on the one hand and Dealership on the other hand, or any of their officers, agents, employees, subsidiaries, affiliates, members, owners, or shareholders directly or indirectly arising out of or relating to the terms or subject matter of this Agreement or Other Financing Accommodations, whether in contract, tort, equity, statute, or regulation, or pertaining to conversion, fraud, defamation, negligence, franchise, licensing, or distribution or the defect, non-conformity, price, or allocation of Vehicles by any Vehicle Seller, or otherwise, but not including actions for and enforcement of provisional remedies otherwise provided by law, equity, or agreement between the parties, suits for debt, enforcement of security interests, or claims pursuant to Section III.J below, (“Claim”) are subject to each of the following:

(a)
Claim Resolution. Notwithstanding anything to the contrary in this Agreement, the resolution of any Claim (“Claim Resolution”) will occur, if at all, only in accordance with the following provisions and sequence:

(i.)
Informal discussion and negotiation between executive level managers of the Dealership and the Ally Party(ies) asserting a Claim or against which a Claim is asserted;

(ii.)
Mediation in accordance with the rules of commercial mediation as published from time to time by the American Arbitration Association, JAMS, or any other nationally recognized alternative dispute resolution organization, selected by the party against whom the Claim is being asserted; and

(iii.)
Binding arbitration in accordance with the rules of commercial arbitration as published from time to time by the American Arbitration Association, JAMS, or other nationally recognized alternative dispute resolution organization, selected by the party against whom the Claim is being asserted (“Arbitration”), except that the Arbitration must be decided based upon the terms and conditions of this Agreement. Judgment on the Arbitration may be entered in any court having jurisdiction.

(iv.)
All mediation and Arbitration hearings and proceedings brought pursuant to Subsections III.I.1(a)(ii) and (iii) above shall occur at a location within fifty (50) miles of Ally’s local business office that manages Dealership’s account.

(b)
JURY WAIVER. BANK, ALLY AND DEALERSHIP WAIVE AND RENOUNCE THE RIGHT UNDER FEDERAL AND STATE LAW TO A TRIAL BY JURY FOR ANY CLAIM.

2.
Choice of Law. This Agreement must be construed, interpreted, and enforced in accordance with the laws of the state of Missouri without regard to its conflict of laws rules.

3.
Limitation of type and nature of damage Claims. With respect to any Claim:

(a)
Liability and Damages for Handling Payments. Neither of the Ally Parties will be liable to Dealership for Claims arising from the handling of advances, principal repayments and interest payments via automated clearinghouse (“ACH”) transactions or otherwise, except for acts and omissions by one or both of the Ally Parties that constitute gross negligence or willful misconduct. In no event will either of the Ally Parties be liable for any delay in transmitting advances, principal repayments or interest repayments via ACH transaction due to equipment, communication or electronic failures or any other cause beyond the Ally Parties’ reasonable control. In any event, the liability of either of the Ally Parties for activities relating to the handling or remitting of payments will not exceed an amount equal to the actual dollar amount of processing entries that are the subject of the Claim.

(b)
Liability and Damages for Other Activities. In the case of Claims other than those outlined in Subsection III.I.3(a) above, Dealership’s damages under this Agreement are expressly limited to the lesser of:

(i.)
the actual dollar amount of Dealership’s future economic or financial loss; or
(ii.)
reasonable dollar amount of lost future profits for not more than two (2) years from the accrual date of the Claim.

(c)
Other Damages. Dealership will not assert, and neither of the Ally Parties is liable for, any Claim for consequential, incidental, punitive or exemplary damages.

(d)
In no event will Dealership’s recoverable damages set forth in this Subsection III.I.3 exceed the amount of interest assessed by the Ally Party(ies) against whom the Claim is brought and actually paid by the Dealership in the twenty-four (24) calendar months immediately preceding accrual of the Claim.

4.
Notification of information to Others. Bank and Ally each have the right, but not the obligation, to notify guarantors, sureties, Account Debtors and other third parties (e.g., owners, officers, etc.) of the terms, administration, or performance of this Agreement.

5.
Information From and To Third Persons. Dealership irrevocably and continuously consents to the disclosure of all types and kinds of information in any format concerning the Dealership by third persons to each of the Ally Parties and by each of the Ally Parties to third persons, including regulators of either Ally Party, and the obtaining of information by each of the Ally Parties from third persons, including, by way of example, credit, financial, and business information, whether of direct actual experience or obtained from other sources. The exchange of information is limited to persons having an ownership, business, financial, audit, official, credit, trade, suretyship, lending, legal, regulatory, supervisory, or other suitable reason to have or know the information. Each of the Ally Parties may, but is not required to, report to others on its credit relationship with Dealership and Dealership acknowledges that though each of the Ally Parties will endeavor to ensure the accuracy of such reports, neither of the Ally Parties has any liability and is exculpated from any liability for any inaccuracy in its reports, unless provided by such Ally Party in a grossly negligent manner.

J.
Default or Insecurity. Notwithstanding and without regard to the provisions of Section III.I above, in the event of Default by Dealership or if either or both of the Ally Parties deem themselves insecure concerning either jeopardy to the Collateral or timely, full payment of the Obligations, then either or both of the Ally Parties may exercise any one or more of the following provisional rights and remedies in addition to those otherwise provided by law. These provisional rights and remedies are cumulative and not alternative, are non-exclusive, and may be enforced successively or concurrently. The single or partial exercise of any right or remedy does not waive or exhaust any other rights or remedies or waive any present or future Default of any kind. Dealership does not have a grace period or right to cure any default or insecurity.

1.
Demand. Either or both of the Ally Parties may demand immediate payment in full of all Obligations owed by Dealership to such Ally Party(ies).

2.
Repossession of Collateral. Either or both of the Ally Parties may take immediate possession of the Collateral, without demand, further notice to or consent of Dealership, and with or without legal process. Upon request by either or both of the Ally Parties, Dealership must assemble the Collateral and make it available to such Ally Party(ies) at a reasonably convenient place designated by such Ally Party(ies), including the Dealership premises. Dealership irrevocably authorizes and empowers each of the Ally Parties and their agents to enter upon the premises where the Collateral is located and remove it or render portions of it unusable (“Collateral Recovery”). Dealership irrevocably waives any bonds, surety, or security which may be required by any rule, law, or procedure in connection with Collateral Recovery.

3.
Suit at Law or in Equity. Either or both of the Ally Parties may institute proceedings in a proper court of law or equity to enforce any and all provisional remedies such Ally Party(ies) have at law or equity, including injunctive relief and action for possession of Collateral, an order for accounting, appointment of a receiver or examiner, or the like. Either or both of the Ally Parties may apply for and have granted any equitable or other legal relief appropriate to enforce any right or remedy including specific performance and the issuance of any ex parte preliminary injunction to protect the Collateral.

4.
Refrain from Disposition. Upon request by either or both of the Ally Parties, Dealership will not sell, lease, or otherwise dispose of any Vehicles or other Collateral without the prior written consent of each of the Ally Parties.

5.
Turnover of All Proceeds. All amounts received by Dealership upon the sale, lease, or other disposition of any Vehicle must be paid to the Ally Parties even if it exceeds the specific amount for which the Ally Parties provided Inventory Financing for that Vehicle. Payments may be applied by the Ally Parties to the Obligations, as determined by the Ally Parties, unless otherwise required by law.

6.
Direct Collection of Collateral. Either or both of the Ally Parties may make direct collection of any Collateral in the possession or control of any third party, including, but not limited to, chattel paper, accounts, accounts with Vehicle Sellers, instruments, and proceeds.

7.
Disposition of Collateral. Following total or partial Collateral Recovery, either or both of the Ally Parties may sell, lease, or otherwise dispose of all or any portion of the Collateral not less than ten (10) calendar days after giving Dealership written notice of the public or private sale or as permitted by law which it proposes for the account of Dealership. The sale of Vehicles at an auction at which only other dealers or Vehicle Sellers are generally invited to attend is deemed to be a “private sale.”

8.
“Commercially Reasonable” Defined. Any of the following, nonexclusive, methods of Collateral disposition is deemed “commercially reasonable” in accordance with Article 9 of the Uniform Commercial Code:

(a)
repurchase of any Vehicle, parts, or accessories manufactured by the original Vehicle Seller pursuant to the terms of a repurchase agreement between such Ally Party and Vehicle Seller, in accordance with a franchise granted to Dealership by the Vehicle Seller or pursuant to any applicable state law that requires a repurchase of Vehicles, parts, or accessories;

(b)
sale of any parts or accessories to the highest bidder in an auction sale, in lieu of a sale to a Vehicle Seller pursuant to a repurchase agreement, where the proceeds to either or both of the Ally Parties are reasonably believed to be higher than they would be under the repurchase agreement;

(c)
sale to the highest cash bid from dealers in the type of property repossessed, whether in bulk or parcels; and

(d)
sale at any physical or virtual auction, including SmartAuction, at which only dealers of multiple or single Vehicle manufacturer are generally invited to attend.

9.
Deficiency. Dealership must fully and promptly pay to each of the Ally Parties any deficiency remaining after disposition of the Collateral, except to the extent expressly modified by each of the Ally Parties in writing.

10.
Limited Power of Attorney. Dealership hereby irrevocably appoints each Bank and Ally, acting through any of their respective officers and employees, its true and lawful attorney for and in its name, stead, and behalf as if fully done by Dealership, to sign, endorse, execute, negotiate, compromise, settle, complete, and deliver:

(a)
any invoice, bill of sale, certificate of title, manufacturer’s certificate of origin, application, and any other instrument or document pertaining to title or ownership or the transference thereof of any Collateral;

(b)
any financing statement, notice, filing, or document pertaining to the enforcement of the Security Interest in Collateral; and

(c)
any check, draft, certificate of deposit, credit voucher, or any other medium of payment, insurance claims, proof of loss, instrument, or document pertaining to or proceeds of any Collateral;

This limited power of attorney is coupled with an interest and may be relied upon by any third party without any duty to inquire as to its continued effectiveness. Neither Bank nor Ally will be liable for any acts or omissions, nor for any error of judgment or mistake of law or fact in the exercise of any authorization under this limited power of attorney.

11.
Default Rate of Interest. To the extent permitted by law, each of the Ally Parties may immediately assess a default rate of Interest up to the current rate of Interest plus five percent (5%).

12.
Duty of Care. Neither of the Ally Parties has any duty as to the collection or protection of Collateral, nor as to the preservation of any rights pertaining to it, except for the use of reasonable care in the custody and preservation of the Collateral when in the possession of such Ally Party.

K.
Additional Provisions.

1.
Authenticity and Authority. Each of the Ally Parties may rely and act upon any form of communication purportedly sent by Dealership as the authentic and duly authorized act of Dealership, in the implementation or furtherance of the purposes of this Agreement, whether by electronic, computer, telegraphic, facsimile, telephonic, personal or paper delivery, transmission, or otherwise; provided such Ally Party:

(a)
acts in good faith;

(b)
has no actual knowledge of information to the contrary; and

(c)
the practice is customary with dealers generally or Dealership specifically.

The Ally Parties have no obligation to scrutinize, inquire, or confirm any communication.

2.
Written Waivers Only. A waiver, release, estoppel, or defense of any provision of this Agreement is effective only if it is in writing signed by the party sought to be bound by it.

(a)
No course of dealing nor the delay or failure of either or both of the Ally Parties to enforce any right or remedy, in whole or in part, to demand payment or to declare an event of Default under this Agreement will:

(i.)
alter or affect any of Dealership’s obligations or such Ally Party’s(ies’) rights and remedies; or
(ii.)
operate as a waiver, release, estoppel, or defense thereof.

(b)
Conversely, any notice to or demand on Dealership by either or both of the Ally Parties in any event not specifically required under this Agreement does not entitle Dealership to any other or further notice or demand in the same, similar, or other circumstances unless specifically required by this Agreement.

(c)
There can be no waiver of this Subsection III.K.2, except in writing signed by the party against whom the alleged waiver is asserted. Reliance by any party on an oral representation will be deemed unreasonable.

3.
Assignment. Dealership must not assign or cause the transfer of any duties or obligations under this Agreement without the express prior written consent of each of the Ally Parties. Each of the Ally Parties may freely assign its rights, duties and obligations under this Agreement.

4.
Amendments.

(a)
By the Ally Parties. Bank may amend the provisions of this Agreement as they relate to Bank from time to time by providing Dealership with written notice of the amendment. Ally may amend the provisions of this Agreement as they relate to Ally from time to time by providing Dealership with written notice of the amendment. Except as provided otherwise in this Agreement, the amendment will take effect no less than thirty (30) calendar days after either or both of the Ally Parties send the notice. The amendment may apply to existing and prospective obligations under this Agreement.

(b)
Guidelines. From time to time, each of the Ally Parties may issue written guidance to provide Dealership a more detailed and comprehensive explanation of the terms under this Agreement which relate to such Ally Party. Any written guidance delivered to the Dealership by such Ally Party after the execution of this Agreement will be determinative in interpreting this Agreement and may be amended or replaced from time to time by such Ally Party.

5.
Use of Tracking Devices. Dealership consents to Bank’s and Ally’s use of any tracking device in or on any Vehicle in order to locate the Vehicle.

6.
Definitions and Word Meanings. The word “may” or any other term in this Agreement signifying a permissive, elective, or optional right of a party to act or decide, or to refuse to act or decide, will mean and be construed as providing the complete and absolute prerogative of that party to do so in its sole, unfettered discretion. The word “will” is a mandatory word denoting an obligation to pay or perform. Otherwise, unless the context otherwise clearly requires, the terms used in this Agreement must be given the meaning ascribed to them in accordance with the capitalized definitions established throughout this Agreement; the Uniform Commercial Code, as amended from time to time; and common and ordinary usage in law and commercial practice, respectively.

7.
Section Captions. The captions inserted at the beginning of each article, section, and subsection are for convenience only and do not limit, enlarge, modify, explain, or define the text thereof nor affect the construction or interpretation of this Agreement.

8.
Effective. This Agreement substitutes and supersedes any previously executed agreement between Dealership and either or both of the Ally Parties concerning wholesale inventory floor plan finance accommodations and will govern Dealership’s inventory floor plan finance indebtedness to each of the Ally Parties now outstanding under any prior agreement (e.g., Wholesale Security Agreement, Bank or Ally Form 178 and all amendments to it) or incurred under this Agreement. This Agreement is not a novation or transformation of any prior obligation but merely restates and substitutes for any prior agreement related to inventory floor plan finance accommodations.

9.
Termination. This Agreement is effective until terminated upon the earlier of an event of Default or after receipt of a written notice of termination sent as outlined in subsections (a)-(d) below. Termination will not relieve any party from any duty or obligation incurred, or right, waiver, modification, or benefit bestowed, prior to the effective date of the termination.

(a)
Dealership may at any time and for any or no reason provide written notice of termination to the Ally Parties that Dealership will no longer request the Ally Parties to provide additional Inventory Financing under this Agreement, and at the time of sending this notice, Dealership will immediately pay to the Ally Parties in full the Wholesale Outstandings, accrued Interest, late charges, expenses, Other Charges and any other payment obligations under this Agreement then outstanding. Provided that the Dealership has not received notice indicating that one of the Ally Parties has assigned the Wholesale Outstandings owed by Dealership to such Ally Party and its rights, duties and obligations under this Agreement to another party (“Assignee”), Dealership’s termination pursuant to this Subsection III.K.9(a) will apply to both of the Ally Parties.

(b)
In the event that the Dealership has received notice indicating that one of the Ally Parties has assigned the Wholesale Outstandings owed to such Ally Party and its rights, duties and obligations under this Agreement to an Assignee, then Dealership may provide written notice of termination to one of the Ally Parties or its Assignee that Dealership will no longer request such party to provide additional Inventory Financing under this Agreement, and at the time of sending this notice, Dealership will immediately pay to such party in full the Wholesale Outstandings, accrued Interest, late charges, expenses, Other Charges and any other payment obligations under this Agreement then outstanding to such party.

(c)
Bank may at any time and for any or no reason, with or without cause, upon sixty (60) calendar days prior written notice terminate the Dealership’s ability to request and obtain Inventory Financing from Bank under this Agreement or otherwise. If the Bank terminates future Inventory Financing to Dealership, the Bank may demand immediate payment in full of the Wholesale Outstandings, accrued Interest, late charges, expenses, Other Charges and any other payment obligations owed to Bank under this Agreement then outstanding, which amounts Dealership will pay in accordance with Subsection III.C.2(c) above.

(d)
Ally may at any time and for any or no reason, with or without cause, upon sixty (60) calendar days prior written notice terminate the Dealership’s ability to request and obtain Inventory Financing from Ally under this Agreement or otherwise. If Ally terminates future Inventory Financing to Dealership, Ally may demand immediate payment in full of the Wholesale Outstandings, accrued Interest, late charges, expenses, Other Charges and any other payment obligations owed to Ally under this Agreement then outstanding, which amounts Dealership will pay in accordance with Subsection III.C.2(c) above.

10.
Binding. This Agreement is binding on Bank, Ally and Dealership and their respective successors, administrators, and assigns.

11.
No Third Party Beneficiary. Except as outlined in Section III.D, no Vehicle Seller or any person (other than Bank, Ally and Dealership) may rely on this Agreement or any term or provision contained in this Agreement.

12.
Severability. Any provision of this Agreement prohibited by law is ineffective only to the extent of the prohibition without invalidating the remaining provisions of this Agreement.

13.
Notice. Any notice required to be given by this Agreement or by law is deemed reasonably and properly given if sent to the other party within the time frame set forth in this Agreement, but in any event no less than ten (10) calendar days, at the address set forth in Section I above by any one of the following nonexclusive methods:

(a)
United States certified, registered, or first class mail, postage prepaid;

(b)
Use of a commercially recognized express delivery service;

(c)
Electronic mail or facsimile transmission; or

(d)
Personal delivery.

14.
Separate Credit Accommodations. Despite the fact that Ally may be acting as a servicer or agent on behalf of Bank, Dealership recognizes that Ally and Bank are providing separate credit accommodations to Dealership with the terms consolidated in a single document and credit line for the convenience of the parties. Bank is not responsible for the performance or conduct of Ally and Ally is not responsible for the performance or conduct of Bank. Dealership shall not assert against Bank any claim, defense or set-off relating to Ally and Dealership will not assert against Ally any claim, defense or set-off relating to Bank. This Agreement does not create any rights and obligations between Ally and Bank.

15.
Time of the Essence. Time is of the essence as to this Agreement. There is no grace period, right to cure, or other indulgence provided in the terms and conditions of this Agreement unless expressly provided for in this Agreement or in a separate writing signed by the party against whom it is asserted.

16.
Entire Agreement. This document and the Addendum to Inventory Financing and Security Agreement contain the entire agreement of Bank, Ally and Dealership concerning the subject matter set forth herein. There are no other oral or implied agreements, understandings, or representations between them. Dealership has not relied on any statement, promise, or representation made by anyone connected with Bank or Ally, except as provided in this Agreement or any related document.

17.
No Interpretive Presumptions. The language in this Agreement will be construed according to the fair and usual meaning of the language and will not be strictly construed for or against either party.

18.
Continued Cooperation. Dealership will execute and deliver to each of the Ally Parties any and all documents, notices, instruments, and other writings and perform all acts necessary and appropriate to fully implement the terms and conditions of this Agreement. Dealership hereby irrevocably appoints each Bank and Ally, acting through any of their officers and employees, its true and lawful attorney for and in its name, stead and behalf as if fully done by Dealership to execute, complete and deliver any other document, instrument, or agreement in connection with this Agreement to supply any omitted information and correct any patent errors in any of them. This limited power of attorney is coupled with an interest and may be relied upon by any third party without any duty to inquire as to its continued effectiveness. Neither Bank nor Ally will be liable for any acts or omissions, nor for any error of judgment or mistake of law or fact in the exercise of any authorization under this limited power of attorney.

19.
Use of Pronouns. All personal pronouns, whether used in the masculine, feminine or neuter gender, will include all other genders; the singular will include plural, and the plural will include the singular.

20.
Counterparts. This Agreement may be signed in counterparts, each of which is deemed an original and all of which taken together constitute one and the same agreement. Any electronically placed or delivered (e.g., via fax or email) signatures of the parties constitute and are deemed original signatures for all purposes.

21.
Addendum. Attached hereto is an Addendum to Inventory Financing and Security Agreement (“Addendum”), which forms a part of this Agreement. The Addendum includes additional terms, conditions, interest rates, advance rates, provisions, restrictions, authorizations, and other details regarding Dealership’s use of the Credit Line and its performance under this Agreement. The Addendum may be amended or revised by the Ally Parties in their sole and absolute discretion at any time by giving Dealership 10 days’ notice of any change, provided, however, that changes to terms that may otherwise by imposed under this Agreement without notice or on less than 10 days’ notice may be implemented immediately. Changes made to the Addendum by the Ally Parties will not constitute an amendment to this Agreement. In the event the terms of the Addendum differ from the terms of the Agreement (considered without reference to the Addendum), the terms contained in the Addendum control.

	RMBL Missouri, LLC		Ally Bank

Signature:	/s/ Marshal Chesrown	Signature:	/s/ Christian Kemp
By (Print):	Marshall Chesrown	By (Print):	Christian Kemp
Title:	Manager	Title:	Authorized Representative
Date:	2-16-18	Date:	2-16-18

Ally Financial Inc.

		Signature:	/s/ Christian Kemp
		By (Print):	Christian Kemp
		Title:	Authorized Representative
		Date:	2-16-18